                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]
CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]   DEFINITIVE PROXY STATEMENT
[X]   DEFINITIVE ADDITIONAL MATERIALS
[ ]   SOLICITING MATERIAL PURSUANT TO Sections 240.14a-11(c) OR Sections
      240.14a-12

                          CHESAPEAKE ENERGY CORPORATION
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                ------------------------------------------------
                    (NAME OF PERSON(s) FILING PROXY STATEMENT
                          IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]   NO FEE REQUIRED.
[ ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND 0-11.
       1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

           ---------------------------------------------------------------------
       2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

           ---------------------------------------------------------------------
       3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:
                                               ---------------------------------

       4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                                                            --------------------

       5)  TOTAL FEE PAID:
                          ------------------------------------------------------

         SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.

[ ]        FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

           1)     AMOUNT PREVIOUSLY PAID:
                                         ---------------------------------------
           2)     FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                                                                ----------------
           3)     FILING PARTY:
                                         ---------------------------------------
           4)     DATE FILED:
                                         ---------------------------------------



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                          CHESAPEAKE ENERGY CORPORATION
                            6100 NORTH WESTERN AVENUE
                          OKLAHOMA CITY, OKLAHOMA 73118



                                                                    May 22, 2001


Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of Chesapeake Energy Corporation to be held on June 8, 2001. According to our latest records, we have not yet received your proxy. YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL PROPOSALS ON THE AGENDA.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your cooperation.

Very truly yours,




/s/ Jennifer M. Grigsby

Jennifer M. Grigsby
Secretary








================================================================================

                                    IMPORTANT

             If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

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